U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C.

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): August 12, 2009.

ALL Fuels & Energy Company
(Exact name of registrant as specified in its charter)

Delaware	000-29417	62-1581902
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6165 N.W. 86th Street, Johnston, Iowa 50131
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (515) 331-6509

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
ALL Fuels & Energy Company

Item 4.01. Change in Registrant’s Certifying Accountant.

              On August 12, 2009, Farmer, Fuqua & Huff, P.C. was re-engaged as ALL Fuels & Energy Company’s independent auditor, to audit the financial statements of ALL Fuels & Energy. Previously, on May 14, 2009, Farmer, Fuqua & Huff, P.C. had declined to stand for re-election as ALL Fuels & Energy’s independent auditor, in conjunction with a general change in the firm’s direction in relation to its SEC practice.

              During its prior engagement as ALL Fuels & Energy’s independent auditor, Farmer, Fuqua & Huff, P.C. audited the financial statements of ALL Fuels & Energy for the years ended December 31, 2004, 2005, 2006, 2007 and 2008, and Farmer, Fuqua & Huff, P.C.’s report dated April 14, 2009, on ALL Fuels & Energy’s balance sheet as of December 31, 2008, and the related consolidated statements of operations, shareholders’ equity, and cash flows for the two years then ended and for the period from Commencement of Development Stage (June 7, 2004) through December 31, 2008, did not contain any adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

              Also during its prior engagement, in connection with the audit of ALL Fuels & Energy’s financial statements, during the two most recent fiscal years and the period from December 31, 2008, through May 14, 2009, there were no disagreements with Farmer, Fuqua & Huff, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Farmer, Fuqua & Huff, P.C., would have caused Farmer, Fuqua & Huff, P.C. to make reference to the matter in the firm’s report. In addition, during the two most recent fiscal years and the period from December 31, 2008, through May 14, 2009, there were no “reportable events” set forth in Item 304(a)(v) of Regulation S-K. In a letter to the Commission dated June 2, 2009, Farmer, Fuqua & Huff, P.C. stated that it agrees with the above statements. A copy of that letter is included as Exhibit 16.1 to ALL Fuels & Energy’s Current Report on Form 8-K/A filed with the Commission on June 2, 2009.

              During the two most recent fiscal years and the period from December 31, 2008, through May 14, 2009, ALL Fuels & Energy did not consult with Farmer, Fuqua & Huff, P.C., other than in its prior role as ALL Fuels & Energy’s independent auditor, regarding the application of accounting principles to a specified transaction, either completed or proposed, and the type of audit opinion that might be rendered on ALL Fuels & Energy’s financial statements; other than in its prior role as ALL Fuels & Energy’s independent auditor, Farmer, Fuqua & Huff, P.C. did not provide to ALL Fuels & Energy a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K. During the period from May 14, 2009, through August 12, 2009, neither ALL Fuels & Energy nor anyone on its behalf consulted with Farmer, Fuqua & Huff, P.C. regarding any such matter.

              ALL Fuels & Energy has requested that Farmer, Fuqua & Huff, P.C. review the disclosure contained in this Current Report on Form 8-K and has provided Farmer, Fuqua & Huff, P.C. the opportunity to furnish ALL Fuels & Energy with a letter addressed to the Commission containing any new information, clarification of ALL Fuels & Energy’s expression of its views, or the respects in which Farmer, Fuqua & Huff, P.C. does not agree with the statements made by ALL Fuels & Energy herein. Farmer, Fuqua & Huff, P.C. has advised ALL Fuels & Energy that no such letter need be issued.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: August 13, 2009.	ALL FUELS & ENERGY COMPANY
By:	/s/ DEAN E. SUKOWATEY
Dean E. Sukowatey, President and Acting Chief Financial Officer